ING Partners, Inc.

ING Global Bond Portfolio

(formerly, ING Oppenheimer Global Strategic Income Portfolio)

(“Portfolio”)

Supplement dated April 15, 2011

to the Portfolio’s Adviser Class and Service Class Prospectus, Initial Class  Prospectus and Service 2 Class Prospectus each dated April 30, 2010

(“Prospectuses”)

Effective April 12, 2011, Christine Hurtsellers replaced Chris Diaz as co-portfolio manager of the Portfolio.  The Portfolio’s Prospectuses are revised as follows:

1.               The sub-section entitled “Portfolio Managers” of the summary section of the Portfolio’s Prospectuses, is deleted in its entirety and replaced with the following:

Portfolio Managers
Michael Mata	Christine Hurtsellers
Portfolio Manager (since 01/11)	Portfolio Manager (since 04/11)

2.               The section entitled “Management of the Portfolios — ING Global Bond Portfolio” of the statutory section of the Portfolio’s Prospectuses is hereby deleted in its entirety and replaced with the following:

ING Global Bond Portfolio

ING Investment Management Co.

ING Investment Management Co. (“ING IM” or “Sub-Adviser”), a Connecticut corporation, was founded in 1972 and is registered with the SEC as an investment adviser. ING IM is an indirect, wholly-owned subsidiary of ING Groep and is an affiliate of ING Investments. ING IM has acted as adviser or sub-adviser to mutual funds since 1994 and has managed institutional accounts since 1972. The principal office of ING IM is located at 230 Park Avenue, New York, New York 10169. As of September 30, 2010, ING IM managed approximately $57.5 billion in assets.

The following individuals are jointly responsible for the day-to-day management of ING Global Bond Portfolio.

Christine Hurtsellers, Portfolio Manager, has been with ING IM since 2005 and leads the fixed-income business for ING IM. From 1999 to 2005, Ms. Hurtsellers worked at Freddie Mac® where she managed ARMs, MBS, CMOs and mortgage derivatives portfolios. Ms. Hurtsellers also managed portfolios for Alliance Capital Management and Banc One.

Michael Mata, Portfolio Manager, has been with ING IM since 2004, and is Head of Quantitative Research and Portfolio Analytics for the ING IM fixed-income group, responsible for the design and development of quantitative models and their application in the portfolio construction process. He joined ING IM from Putnam Investments, where he was the senior risk manager for fixed-income portfolios. His previous experience includes risk management for fixed-income derivative and bond arbitrage trading at Lehman Brothers.

Historical sub-adviser/name and strategies information:

Effective Date	Fund Name	Adviser
January 21, 2011	ING Global Bond Portfolio*	ING Investment Management Co.
Since Inception	ING Oppenheimer Global Strategic Income Portfolio	OppenheimerFunds, Inc.

* Name change, change in sub-adviser, change in investment objective and principal investment strategies.  Performance prior to the effective date is attributable to the previous sub-adviser.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE